UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08229
______________________________________________

UBS Index Trust
_______________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
_______________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2005

Item 1. Reports to Stockholders.

UBS S&P 500 Index Fund
Annual Report
May 31, 2005

UBS S&P 500 Index Fund

July 15, 2005

Dear Shareholder,

We present you with the annual report for UBS S&P 500 Index Fund (the “Fund”) for the fiscal year ended May 31, 2005.

Performance

The Fund’s investment goal is to replicate the total return of the S&P 500 Index (the “Index”), before fees and expenses. It seeks to accomplish this goal by buying and holding substantially all of the common stocks comprising the Index.

Over the fiscal year ended May 31, 2005, the Fund’s Class A shares produced a 7.62% return (before deducting sales charges; and 4.96% after deducting maximum sales charges). During the same period, the Index returned 8.24%, while the Fund’s peer group, the Lipper S&P 500 Index Objective Funds median, returned 7.74%. The Fund’s underperformance versus the Index is largely attributable to the effect of fees and expenses embedded in the Fund that aren’t embedded in the Index, and bear in mind that it is not possible to invest directly in an index. (Returns for all share classes over various time periods are shown in “Performance at a Glance” on page 6; please note the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

UBS S&P 500 Index Fund

Investment Goal:
Replicate the total return of the S&P 500 Index, before fees and expenses.

Portfolio Managers:
Portfolio management team, including Thomas Digenan

Investment Advisor:
UBS Global Asset Management (US) Inc.

Commencement:
Class A—October 2, 1998 Class B —November 7, 2003 Class C—October 7, 1998 Class C-2—November 7, 2003 Class Y—December 31, 1997

Dividend Payments:
Annually, if any

An Interview with Lead Portfolio Manager Thomas Digenan

Q:	How would you describe the economic environment during the fiscal year?

A:	The US economy faced a number of challenges during the reporting period, including record high energy prices, a flattening yield curve, a mixed job market, uncertainty surrounding the US presidential election, and geopolitical events. Despite these issues, the economy proved to be surprisingly resilient. Following a 3.3% gain in the second quarter of 2004, gross domestic product (GDP) growth was a robust 4.0% in the third quarter and 3.8% in the fourth quarter, where it remained in the first quarter of 2005.

UBS S&P 500 Index Fund

Q:	How did the Federal Reserve Board (the “Fed”) react in this economic environment?

A:	Given the strength of the economy, it became increasingly evident that the Federal Reserve Board’s (the “Fed”) accommodative monetary policy would change, and that it would begin to raise interest rates in an attempt to ward off a potential increase in inflation. As expected, the Fed raised the federal funds rate (or “fed funds” rate)—the rate that banks charge one another for funds they borrow on an overnight basis—from 1.00% to 1.25% at the end of June 2004. This was the first rate hike in four years.

The Fed again raised rates in 0.25% increments on seven more occasions over the fiscal year, bringing the fed funds rate to 3.00%. Coinciding with its last rate hike in May, the Fed acknowledged that growth had “slowed somewhat, partly in response to the earlier increases in energy prices.” However, it continued to say that it expected to raise rates at a “measured” pace as “pressures on inflation have picked up in recent months and pricing power is more evident. ”The Fed kept up its “measured pace,” raising rates again to 3.25% in June 2005 after the period closed.

Q:	What were some of the trends driving the stock market during the reporting period?

A:	Despite this being a fiscal year characterized by periods of heightened volatility, the S&P 500 Index returned 8.24%. The market treaded water during the first four months of the period, as surging oil prices, geopolitical events and the impending November US presidential election caused investors to remain on the sidelines. However, with the election over and oil prices falling, stocks rallied in the fourth quarter of 2004. Moving into 2005, the market was choppy, rising in February and May, and falling in January, March and April. Fluctuating oil prices, mixed economic data and uncertainty surrounding interest rates prevented the market from gaining traction.

Q:	Could you describe some of the sectors and stocks that performed well, and those that didn’t, during the period?

A:	Continued strong demand led to generally high oil and commodities prices over the fiscal year. This, in turn, helped the energy, utility, and industrial sectors generate strong returns. Over the same period, the information technology, healthcare and financials sectors were the weakest performers, although they did produce modest gains.

From an individual stock perspective, Exxon Mobil Corp., General Electric Co., Altria Group Inc. and Johnson & Johnson made the largest positive contribution to the Fund over the fiscal year. Conversely, Pfizer Inc., American International Group, Merck & Co and Wal-Mart Stores were the largest drags on Fund performance over the same period.[1]

[1]	Holdings are subject to change.

UBS S&P 500 Index Fund

Q:	From a style standpoint, did growth or value stocks tend to perform better?

A:	The trend of value stocks outperforming their growth counterparts continued over the period, as the Russell 1000 Value and Russell 1000 Growth Indexes returned 15.49% and 3.33%, respectively. Value stocks generated noteworthy results in 10 of the 12 months covered by this report, largely because of the strong returns of value-oriented energy and utility stocks. In addition, the relatively poor performance of growth information technology and healthcare stocks heightened the disparity in returns.

Q:	What is your outlook for the economy and the stock market?

A:	While record high oil prices have threatened the US economy, it has continued to expand at a healthy pace. Consumer and business spending have remained solid and, despite talk of an impending “bubble,” the housing market continues to rise. To be sure, high oil prices could dampen the economy and lead to higher inflation, but, overall, this has not yet occurred. Turning to the stock market, corporate profits continue to be solid, although they are decelerating. Given the current environment, periods of market volatility could persist. However, we continue to believe that stocks can be rewarding for investors who maintain a long-term perspective.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

W. Douglas Beck, CFA
President
UBS S&P 500 Index Fund
Executive Director
UBS Global Asset Management (US) Inc.

Thomas Digenan, CFA
Lead Portfolio Manager
UBS S&P 500 Index Fund
Executive Director
UBS Global Asset Management (US) Inc.

UBS S&P 500 Index Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended May 31, 2005. The views and opinions in the letter were current as of July 15, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. (McGraw-Hill) and has been licensed for use by UBS Global Asset Management. The Fund has not been passed on by McGraw-Hill as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by McGraw-Hill. THE ENTITY MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS S&P 500 Index Fund

Performance At A Glance (unaudited)

Comparison of the change of a $10,000 investment in UBS S&P 500 Index Fund (Class Y*) and the S&P 500 Index, from the inception date of Class Y shares (December 31, 1997) through May 31, 2005.

12/31/97 = $10,000

The performance of the Fund’s other classes will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in different classes.

*	The Fund offers Class Y shares to a limited group of eligible investors. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

UBS S&P 500 Index Fund

Performance At A Glance (unaudited)

Average Annual Total Returns for Periods Ended 5/31/05

					Since
		6 Months	1 Year	5 Years	Inception[o]

	Class A*	2.14%	7.62%	(2.56)%	3.70%

	Class B**	1.96	7.18	N/A	8.95

Before Deducting Maximum Sales Charge	Class C***	1.73	6.79	(3.29)	2.96

	Class C-2****	1.93	7.15	N/A	8.93

	Class Y*****	2.29	7.83	(2.32)	3.90

	Class A*	(0.40)	4.96	(3.05)	3.31

After Deducting Maximum Sales Charge	Class B**	(1.04)	4.18	N/A	7.12

	Class C***	0.73	5.79	(3.29)	2.96

	Class C-2****	1.28	6.50	N/A	8.93

Lipper S&P 500 Index Objective Funds median		2.19	7.74	(2.36)	3.95

S&P 500 Index		2.42	8.24	(1.92)	4.36

For the Fund’s most recent quarter-end performance information, please refer to the “Average Annual Total Return” table on page 7.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

[o]	Since inception returns for the Fund are calculated as of the commencement of issuance on October 2, 1998 for Class A shares; November 7, 2003 for Class B shares; October 7, 1998 for Class C shares; November 7, 2003 for Class C-2 shares; and December 31, 1997 for Class Y shares. Since inception returns for the S&P 500 Index and the Lipper S&P 500 Index Objective Funds median are calculated as of the inception date of the oldest share class (Class Y): December 31, 1997.

*	Maximum sales charge for Class A shares is 2.5%. Class A shares bear ongoing 12b-1 service fees.

**	Maximum contingent deferred sales charge for Class B shares is 3% imposed on redemptions and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 service and distribution fees.

***	Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

****	Maximum contingent deferred sales charge for Class C-2 shares is 0.65% imposed on redemptions and is reduced to 0% after one year. Class C-2 shares bear ongoing 12b-1 service and distribution fees. Class C-2 shares are only eligible for purchase by existing Class C-2 shareholders.

*****	The Fund offers Class Y shares to a limited group of eligible investors. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

UBS S&P 500 Index Fund

Performance At A Glance (unaudited) (concluded)

The S&P 500 Index is an unmanaged weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

Average Annual Total Returns for Periods Ended 6/30/05

					Since
		6 Months	1 Year	5 Years	Inception†

	Class A*	(1.07)%	5.67%	(3.00)%	3.67%

	Class B**	(1.30)	5.22	N/A	8.49

Before Deducting Maximum Sales Charge	Class C***	(1.51)	4.83	(3.74)	2.92

	Class C-2****	(1.30)	5.27	N/A	8.52

	Class Y*****	(0.92)	5.96	(2.76)	3.87

	Class A*	(3.55)	3.04	(3.49)	3.28

After Deducting Maximum Sales Charges	Class B**	(4.26)	2.22	N/A	6.75

	Class C***	(2.49)	3.83	(3.74)	2.92

	Class C-2****	(1.94)	4.62	N/A	8.52

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

†	Commencement of issuance of shares dates are October 2, 1998, November 7, 2003, October 7, 1998, November 7, 2003 and December 31, 1997 for Class A, Class B, Class C, Class C-2 and Class Y shares, respectively.

*	Maximum sales charge for Class A shares is 2.5%. Class A shares bear ongoing 12b-1 service fees.

**	Maximum contingent deferred sales charge for Class B shares is 3% imposed on redemptions and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 service and distribution fees.

***	Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

****	Maximum contingent deferred sales charge for Class C-2 shares is 0.65% imposed on redemptions and is reduced to 0% after one year. Class C-2 shares bear ongoing 12b-1 service and distribution fees. Class C-2 shares are only eligible for purchase by existing Class C-2 shareholders.

*****	The Fund offers Class Y shares to a limited group of eligible investors. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

UBS S&P 500 Index Fund

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2004 to May 31, 2005.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UBS S&P 500 Index Fund

EXPENSE EXAMPLE (unaudited) (concluded)

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period*
		December 1, 2004	May 31, 2005	12/1/04 - 05/31/05

Class A	Actual	$1,000.00	$1,021.40	$3.53

	Hypothetical (5% annual return before expenses)	1,000.00	1,021.44	3.53

Class B	Actual	1,000.00	1,019.60	5.54

	Hypothetical (5% annual return before expenses)	1,000.00	1,019.45	5.54

Class C	Actual	1,000.00	1,017.30	7.29

	Hypothetical (5% annual return before expenses)	1,000.00	1,017.70	7.29

Class C-2	Actual	1,000.00	1,019.30	5.54

	Hypothetical (5% annual return before expenses)	1,000.00	1,019.45	5.54

Class Y	Actual	1,000.00	1,022.90	2.27

	Hypothetical (5% annual return before expenses)	1,000.00	1,022.69	2.27

*	Expenses are equal to the Fund’s annualized net expense ratios: Class A: 0.70%, Class B: 1.10%, Class C: 1.45%, Class C-2: 1.10%, Class Y: 0.45%, multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half year period).

UBS S&P 500 Index Fund

Portfolio Statistics (unaudited)

Characteristics	5/31/05		11/30/04		5/31/04

Net Assets (mm)	$222.2		$234.1		$228.9

Number of Securities	479		470		466

Portfolio Composition*	5/31/05		11/30/04		5/31/04

Common Stocks	99.8%		99.8%		99.9%

Cash Equivalents and Other Assets Less Liabilities	0.2		0.2		0.1

Total	100.0%		100.0%		100.0%

Top Five Sectors*	5/31/05		11/30/04		5/31/04

Financials	20.4%	Financials	20.4%	Financials	20.6%

Information Technology	14.8	Information Technology	15.5	Information Technology	16.2

Health Care	12.9	Consumer Discretionary	13.5	Health Care	13.6

Industrials	12.7	Industrials	12.9	Consumer Discretionary	13.5

Consumer Discretionary	12.7	Health Care	12.3	Industrials	12.0

Total	73.5%		74.6%		75.9%

Top 10 Common
Stock Holdings*	5/31/05		11/30/04		5/31/04

General Electric	3.5%	General Electric	3.4%	General Electric	3.0%

Exxon Mobil	3.3	Exxon Mobil	3.0	Microsoft	2.7

Microsoft	2.4	Microsoft	2.7	Exxon Mobil	2.7

Citigroup	2.3	Citigroup	2.1	Pfizer	2.6

Pfizer	1.9	Wal-Mart Stores	2.0	Wal-Mart Stores	2.3

Johnson & Johnson	1.8	Pfizer	1.9	Citigroup	2.3

Bank of America	1.7	Bank of America	1.7	Intel	1.8

Intel	1.5	Johnson & Johnson	1.6	American International Group	1.8

Wal-Mart Stores	1.5	American International Group	1.5	Bank of America	1.6

American International Group	1.3	International Business Machines	1.4	Johnson & Johnson	1.6

Total	21.2%		21.3%		22.4%

*	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

UBS S&P 500 Index Fund

Portfolio of Investments — May 31, 2005

Common Stocks—99.84%

	Number of
Security Description	Shares	Value

Aerospace & Defense—2.26%
Boeing Co.	17,000	$1,086,300

General Dynamics Corp.	4,000	431,920

Goodrich Corp.	2,800	117,208

Honeywell International, Inc.	17,100	619,533

L-3 Communications Holdings, Inc.	2,500	176,950

Lockheed Martin Corp.	8,300	538,587

Northrop Grumman Corp.	7,400	412,328

Raytheon Co.	9,100	356,356

Rockwell Collins, Inc.	3,400	167,926

United Technologies Corp.	10,400	1,109,680

		5,016,788

Air Freight & Couriers—1.04%

FedEx Corp.	6,300	563,346

Ryder System, Inc.	1,500	55,110

United Parcel Service, Inc., Class B	23,000	1,693,950

		2,312,406

Airlines —0.10%

Southwest Airlines Co.	16,000	232,800

Auto Components —0.16%

Delphi Automotive Systems Corp.	14,300	62,205

Goodyear Tire & Rubber Co.*(1)	4,300	61,877

Johnson Controls, Inc.	3,900	220,974

		345,056

Automobiles —0.34%

Ford Motor Co.	38,000	379,240

General Motors Corp.	11,700	368,901

		748,141

Banks—6.82%

AmSouth Bancorp	7,900	210,614

Bank of America Corp.(1)	82,400	3,816,768

Bank of New York Co., Inc.	15,800	455,356

BB & T Corp.(1)	11,300	451,322

Comerica, Inc.	3,400	189,992

Compass Bancshares, Inc.	2,900	129,253

Fifth Third Bancorp	10,600	451,772

Golden West Financial Corp.	5,800	363,196

Huntington Bancshares, Inc.	4,600	107,272

KeyCorp	8,200	268,632

M &T Bank Corp.	2,000	204,280

Marshall & Ilsley Corp.	4,200	182,742

Mellon Financial Corp.	8,700	241,512

National City Corp.	12,000	414,720

Northern Trust Corp.	4,400	202,048

North Fork Bancorp, Inc.	10,050	273,963

PNC Financial Services Group	5,800	316,970

Regions Financial Corp.	9,300	313,224

Sovereign Bancorp, Inc.	7,700	171,864

SunTrust Banks, Inc.	6,800	500,548

Synovus Financial Corp.	7,000	203,490

U.S. Bancorp, Inc.	37,400	1,096,942

Wachovia Corp.	32,319	1,640,189

Washington Mutual, Inc.	17,900	739,270

Wells Fargo & Co.	34,400	2,078,104

Zions Bancorp	1,900	134,596

		15,158,639

Beverages —2.34%

Anheuser-Busch Cos., Inc.	15,500	726,175

Brown-Forman Corp., Class B	2,000	119,240

Coca-Cola Co.	46,200	2,061,906

Coca-Cola Enterprises, Inc.	7,600	166,288

Molson Coors Brewing Co., Class B	1,500	87,705

Pepsi Bottling Group, Inc.	4,500	127,665

PepsiCo, Inc.	34,100	1,919,830

		5,208,809

Biotechnology —1.26%

Amgen, Inc.*	25,400	1,589,532

Biogen Idec, Inc.*	6,800	265,880

UBS S&P 500 Index Fund

Portfolio of Investments — May 31, 2005

Common Stocks

	Number of
Security Description	Shares	Value

Biotechnology —(concluded)

Chiron Corp.*	3,300	$123,882

Genzyme Corp.*	5,000	311,950

Gilead Sciences, Inc.*	8,700	354,960

Medimmune, Inc.*	5,500	145,200

		2,791,404

Building Products—0.20%

American Standard Cos., Inc.	3,600	154,080

Masco Corp.(1)	8,900	284,978

		439,058

Chemicals —1.59%

Air Products & Chemicals, Inc.	4,800	289,104

Dow Chemical Co.	19,400	878,626

Eastman Chemical Co.	1,600	94,048

Ecolab, Inc.	5,200	168,116

E.I. du Pont de Nemours & Co.	20,300	944,153

International Flavors & Fragrances, Inc.	1,700	63,053

Monsanto Co.	5,400	307,800

PPG Industries, Inc.	3,600	235,404

Praxair, Inc.	6,700	314,029

Rohm & Haas Co.	4,000	186,600

Sigma-Aldrich Corp.	1,000	59,910

		3,540,843

Commercial Services & Supplies—1.69%

Allied Waste Industries, Inc.*	6,700	51,657

Apollo Group, Inc., Class A*	3,400	266,900

Automatic Data Processing, Inc.	11,900	521,220

Avery Dennison Corp.	2,100	110,145

Cendant Corp.	21,500	456,015

Cintas Corp.	3,300	133,221

Donnelley, R.R. & Sons Co.	5,000	166,250

Equifax, Inc.	3,100	107,539

First Data Corp.	16,200	612,846

Fiserv, Inc.*(1)	3,800	163,400

H&R Block, Inc.	3,600	179,712

Monster Worldwide, Inc.*	2,700	71,226

Paychex, Inc.	7,500	216,600

Pitney Bowes, Inc.	4,900	218,589

Robert Half International, Inc.	3,800	94,772

Sabre Holdings Corp.	3,100	62,217

Waste Management, Inc.	11,200	330,288

		3,762,597

Communications Equipment—2.65%

ADC Telecommunications, Inc.*	2,686	48,773

Andrew Corp.*	3,700	49,062

Avaya, Inc.*(1)	9,800	89,670

CIENA Corp.*	13,900	30,302

Cisco Systems, Inc.*	131,600	2,550,408

Comverse Technology, Inc.*	4,400	103,532

Corning, Inc.*	28,000	439,040

JDS Uniphase Corp.*	32,000	48,960

Lucent Technologies, Inc.*	86,600	243,346

Motorola, Inc.	48,600	844,182

Qualcomm, Inc.	33,500	1,248,210

Scientific-Atlanta, Inc.	3,300	109,890

Tellabs, Inc.*	10,200	83,844

		5,889,219

Computers & Peripherals—3.59%

Apple Computer, Inc.*	16,900	671,099

Dell, Inc.*	49,900	1,990,511

EMC Corp.*	49,200	691,752

Gateway, Inc.*	7,900	27,334

Hewlett-Packard Co.	58,900	1,325,839

International Business Machines Corp.	33,200	2,508,260

Lexmark International, Inc.*	2,500	171,100

NCR Corp.*	4,000	146,520

Network Appliance, Inc.*	6,900	198,444

Sun Microsystems, Inc.*	66,500	253,365

		7,984,224

UBS S&P 500 Index Fund

Portfolio of Investments — May 31, 2005

Common Stocks

	Number of
Security Description	Shares	Value

Construction & Engineering—0.05%

Fluor Corp.	1,900	$109,155

Construction Materials—0.06%

Vulcan Materials Co.	2,400	143,832

Containers & Packaging—0.12%

Ball Corp.	2,600	97,630

Sealed Air Corp.*	1,900	98,401

Temple-Inland, Inc.	2,200	78,584

		274,615

Diversified Financials—8.34%

American Express Co.	24,000	1,292,400

Bear Stearns Cos., Inc.	2,200	217,888

Capital One Financial Corp.	4,900	369,460

Charles Schwab Corp.	24,800	281,232

CIT Group, Inc.	4,600	195,132

Citigroup, Inc.	106,300	5,007,793

Countrywide Financial Corp.	11,600	431,172

E*TRADE Financial Corp.*	8,200	101,270

Federal Home Loan Mortgage Corp.	14,100	917,064

Federal National Mortgage Association	19,600	1,161,104

Franklin Resources, Inc.	4,100	295,774

Goldman Sachs Group, Inc.	9,100	887,250

Janus Capital Group, Inc.	5,500	84,480

J.P. Morgan Chase & Co.	72,700	2,599,025

Lehman Brothers Holdings, Inc.	5,600	516,320

MBNA Corp.	26,200	552,558

Merrill Lynch & Co., Inc.	18,900	1,025,514

Moody’s Corp.	5,800	250,966

Morgan Stanley & Co., Inc.	22,500	1,101,600

Principal Financial Group, Inc.	6,000	239,340

Providian Financial Corp.*	6,500	115,830

SLM Corp.	8,700	419,949

State Street Corp.(1)	6,800	326,400

T. Rowe Price Group, Inc.	2,500	149,150

		18,538,671

Diversified Telecommunication Services—2.82%

ALLTEL Corp.	6,200	360,654

AT&T Corp.	16,000	300,640

BellSouth Corp.	36,600	979,416

CenturyTel, Inc.	3,100	101,649

Citizens Communications Co.	7,600	103,664

Qwest Communications International, Inc.*	37,400	146,608

SBC Communications, Inc.	66,500	1,554,770

Sprint Corp.	30,200	715,438

Verizon Communications	56,700	2,006,046

		6,268,885

Electric Utilities—2.63%

Allegheny Energy, Inc.*	3,300	79,794

Ameren Corp.(1)	4,300	234,694

American Electric Power Co., Inc.	8,100	289,089

Cinergy Corp.	4,200	173,166

Consolidated Edison, Inc.(1)	4,800	218,448

Constellation Energy Group, Inc.	3,600	192,420

Dominion Resources, Inc.	7,100	499,201

DTE Energy Co.	4,000	190,160

Edison International, Inc.	7,100	260,925

Entergy Corp.	4,300	308,869

Exelon Corp.	13,600	637,160

FirstEnergy Corp.	6,600	292,380

FPL Group, Inc.	7,600	308,940

PG&E Corp.	7,500	268,275

Pinnacle West Capital Corp.	1,600	70,592

PPL Corp.	4,200	241,542

Progress Energy, Inc.(2)	5,900	225,573

Public Service Enterprise Group, Inc.	4,800	266,400

Southern Co.	15,200	516,040

TXU Corp.(1)	5,100	409,428

Xcel Energy, Inc.	9,200	169,556

		5,852,652

UBS S&P 500 Index Fund

Portfolio of Investments — May 31, 2005

Common Stocks

	Number of
Security Description	Shares	Value

Electrical Equipment—0.50%

American Power Conversion Corp.	4,100	$104,386

Cooper Industries Ltd., Class A	2,000	137,880

Emerson Electric Co.	8,700	578,289

Molex, Inc.	3,900	103,311

Rockwell Automation, Inc.	3,600	184,932

		1,108,798

Electronic Equipment & Instruments—0.38%

Agilent Technologies, Inc.*	9,200	220,892

Jabil Circuit, Inc.*	4,100	119,843

PerkinElmer, Inc.	3,000	57,390

Sanmina-SCI Corp.*	11,600	59,508

Solectron Corp.*	21,100	77,015

Symbol Technologies, Inc.	5,400	62,154

Tektronix, Inc.	2,000	45,340

Thermo Electron Corp.*	3,500	92,120

Waters Corp.*	2,600	101,010

		835,272

Energy Equipment & Services—1.17%

Baker Hughes, Inc.	6,900	318,711

BJ Services Co.	3,600	181,260

Halliburton Co.	9,500	406,030

Nabors Industries, Inc.*	3,000	165,330

National-Oilwell

Varco, Inc.*	3,300	148,500

Noble Corp.	3,100	175,522

Rowan Cos., Inc.	1,400	38,500

Schlumberger Ltd.	12,200	834,114

Transocean Sedco Forex, Inc.*	6,500	323,765

		2,591,732

Food & Drug Retailing —1.15%

Albertson’s, Inc.	7,900	165,821

CVS Corp.	8,100	444,285

Kroger Co.*	14,400	241,488

Safeway, Inc.*	8,700	191,487

SUPERVALU, Inc.(1)	3,000	98,280

Sysco Corp.	12,900	479,364

Walgreen Co.(1)	20,700	938,538

		2,559,263

Food Products —1.19%

Archer-Daniels-Midland Co.(1)	12,900	256,065

Campbell Soup Co.	6,400	198,592

ConAgra Foods, Inc.	10,400	271,960

General Mills, Inc.	7,400	366,300

Heinz, H.J. & Co.	7,000	254,590

Hershey Foods Corp.	4,400	282,524

Kellogg Co.	7,000	318,430

McCormick & Co., Inc.	3,100	104,904

Sara Lee Corp.	16,000	324,640

Wm. Wrigley Jr. Co.	3,900	266,253

		2,644,258

Gas Utilities —0.30%

KeySpan Corp.	3,800	151,012

Kinder Morgan, Inc.	2,400	186,504

NiSource, Inc.	6,200	149,420

Sempra Energy	4,600	182,482

		669,418

Health Care Equipment & Supplies—2.12%

Applera Corp.- Applied

Biosystems Group	4,600	98,486

Bausch & Lomb, Inc.	1,200	93,708

Baxter International, Inc.	12,500	461,250

Becton, Dickinson and Co.	5,000	287,250

Biomet, Inc.	5,400	203,526

Boston Scientific Corp.*	15,100	409,059

C.R. Bard, Inc.	2,000	136,500

Fisher Scientific International, Inc.*	2,500	156,150

Guidant Corp.	6,500	480,285

Medtronic, Inc.	24,500	1,316,875

Millipore Corp.*	800	41,192

UBS S&P 500 Index Fund

Portfolio of Investments — May 31, 2005

Common Stocks

	Number of
Security Description	Shares	Value

Health Care Equipment & Supplies—(concluded)

St. Jude Medical, Inc.*	7,100	$284,852

Stryker Corp.	7,500	364,875

Zimmer Holdings, Inc.*	4,900	375,242

		4,709,250

Health Care Providers & Services—2.52%

Aetna, Inc.	5,800	452,458

AmerisourceBergen Corp.	2,300	148,511

Cardinal Health, Inc.	8,700	503,991

Caremark Rx, Inc.*	9,200	410,872

CIGNA Corp.	2,600	252,850

Express Scripts, Inc.*	1,700	157,063

HCA, Inc.	8,600	464,400

Health Management Associates, Inc., Class A(1)	5,400	136,188

Humana, Inc.*	2,900	105,444

IMS Health, Inc.	5,100	125,205

Laboratory Corp. of America Holdings*	3,000	145,350

Manor Care, Inc.	1,200	46,632

McKesson Corp.	5,800	233,566

Quest Diagnostics, Inc.	2,000	210,000

Tenet Healthcare Corp.*	10,800	130,896

UnitedHealth Group, Inc.	26,000	1,263,080

WellPoint, Inc.*	6,100	811,300

		5,597,806

Hotels, Restaurants & Leisure—1.53%

Carnival Corp.	10,900	576,610

Darden Restaurants, Inc.	3,500	113,680

Harrah’s Entertainment, Inc.	2,400	172,344

Hilton Hotels Corp.	7,600	184,148

International Game Technology	7,400	208,532

Marriott International, Inc., Class A	4,200	283,668

McDonald’s Corp.	25,000	773,500

Starbucks Corp.*	8,100	443,475

Starwood Hotels & Resorts Worldwide, Inc., Class B	4,100	229,477

Wendy’s International, Inc.	2,600	117,338

Yum! Brands, Inc.	5,600	287,224

		3,389,996

Household Durables—0.56%

Black & Decker Corp.	1,800	157,176

Centex Corp.	2,300	150,604

Fortune Brands, Inc.	2,900	250,850

KB HOME	2,000	135,080

Leggett & Platt, Inc.	4,500	119,880

Newell Rubbermaid, Inc.(1)	6,400	145,856

Pulte Homes, Inc.	2,600	198,770

Whirlpool Corp.	1,300	89,440

		1,247,656

Household Products—1.89%

Clorox Co.	3,100	181,071

Colgate-Palmolive Co.	10,900	544,673

Kimberly Clark Corp.	9,700	624,001

Procter & Gamble Co.	51,500	2,840,225

		4,189,970

Industrial Conglomerates—4.80%

3M Co.	15,800	1,211,070

General Electric Co.	215,300	7,854,144

Reynolds American Inc.	2,300	190,693

Textron, Inc.	2,800	216,412

Tyco International Ltd.	40,900	1,183,237

		10,655,556

Insurance —4.31%

ACE Ltd.	5,600	242,032

AFLAC, Inc.	10,100	419,655

Allstate Corp.	13,600	791,520

Ambac Financial Group, Inc.	2,300	165,945

American International Group, Inc.	53,100	2,949,705

AON Corp.	5,900	147,087

UBS S&P 500 Index Fund

Portfolio of Investments — May 31, 2005

Common Stocks

	Number of
Security Description	Shares	Value

Insurance —(concluded)

Chubb Corp.(1)	3,800	$320,074

Cincinnati Financial Corp.	3,465	136,763

Hartford Financial Services Group, Inc.	5,900	441,261

Jefferson-Pilot Corp.	2,900	146,160

Lincoln National Corp.	3,800	173,014

Loews Corp.	3,100	233,430

Marsh & McLennan Cos., Inc.	10,600	307,824

MBIA, Inc.	3,100	173,383

Metlife, Inc.	15,000	669,000

MGIC Investment Corp.	2,100	128,814

Progressive Corp.	4,000	384,280

Prudential Financial, Inc.	10,300	652,093

SAFECO Corp.(1)	2,800	150,668

St. Paul Cos., Inc.	13,700	518,956

Torchmark Corp.	2,300	121,325

UnumProvident Corp.	5,500	100,980

XL Capital Ltd., Class A(1)	2,700	203,256

		9,577,225

Internet & Catalog Retail—0.42%

eBay, Inc.*	24,400	927,444

Internet Software & Services—0.45%

Yahoo!, Inc.*	26,600	989,520

IT Consulting & Services—0.35%

Affiliated Computer Services, Inc.*	2,800	144,844

Computer Sciences Corp.*(1)	3,600	166,716

Electronic Data Systems Corp.	10,000	197,000

SunGard Data Systems, Inc.*	6,200	215,202

Unisys Corp.*	7,700	55,748

		779,510

Leisure Equipment & Products—0.35%

Brunswick Corp.	2,200	94,688

Eastman Kodak Co.	6,200	162,936

Harley-Davidson, Inc.	5,900	289,277

Hasbro, Inc.	4,100	82,738

Mattel, Inc.	8,100	147,258

		776,897

Machinery —1.45%

Caterpillar, Inc.	7,000	658,770

Cummins, Inc.	800	54,360

Danaher Corp.	5,500	303,215

Deere & Co.	5,000	330,750

Dover Corp.	4,000	151,480

Eaton Corp.	3,100	185,535

Illinois Tool Works, Inc.	5,900	498,137

Ingersoll Rand Co., Class A	3,700	286,417

ITT Industries, Inc.	2,000	190,000

Navistar International Corp.*	1,800	54,918

PACCAR, Inc.	3,800	268,850

Pall Corp.	3,200	93,408

Parker-Hannifin Corp.	2,400	144,792

		3,220,632

Media—3.77%

Clear Channel Communications, Inc.	10,900	318,607

Comcast Corp., Class A*	45,400	1,461,880

Gannett Co., Inc.	5,300	394,638

Interpublic Group Cos., Inc.*	9,400	115,996

Knight-Ridder, Inc.	1,700	107,236

McGraw-Hill Cos., Inc.	7,800	340,548

New York Times Co., Class A	3,100	97,247

News Corp., Class A	56,300	908,119

Omnicom Group, Inc.(1)	3,700	302,993

Time Warner, Inc.*	92,700	1,612,980

Tribune Co.	6,600	238,788

Univision Communications, Inc., Class A*	5,900	156,999

Viacom, Inc., Class B	34,900	1,196,721

Walt Disney Co.	41,300	1,133,272

		8,386,024

UBS S&P 500 Index Fund

Portfolio of Investments — May 31, 2005

Common Stocks

	Number of
Security Description	Shares	Value

Metals & Mining—0.66%

Alcoa, Inc.	18,000	$487,800

Allegheny Technologies, Inc.	2,200	46,772

Freeport-McMoRan Copper & Gold, Inc., Class B	4,000	141,200

Newmont Mining Corp.	8,900	331,436

Nucor Corp.	3,500	185,360

Phelps Dodge Corp.	2,000	174,800

United States Steel Corp.	2,500	99,425

		1,466,793

Multi-Line Retail—2.89%

Costco Wholesale Corp.	9,500	431,490

Dollar General Corp.	6,000	117,660

Family Dollar Stores, Inc.	3,900	100,113

Federated Department Stores, Inc.	3,700	249,565

J.C. Penney Co., Inc. (Holding Co.)	5,700	283,632

Kohl’s Corp.*	6,900	335,961

May Department Stores Co.	5,800	221,328

Nordstrom, Inc.	2,900	177,016

Sears Holdings Corp.*	1,758	257,899

Target Corp.	18,000	966,600

Wal-Mart Stores, Inc.	69,300	3,273,039

		6,414,303

Multi-Utilities —0.47%

AES Corp.*	12,800	190,592

Calpine Corp.*(1)	12,600	37,548

Centerpoint Energy, Inc.	7,600	93,176

Duke Energy Corp.(1)	19,000	522,120

Williams Cos., Inc.	10,900	200,669

		1,044,105

Office Electronics—0.12%

Xerox Corp.*	18,900	256,473

Oil & Gas—6.97%

Amerada Hess Corp.(1)	1,800	167,130

Anadarko Petroleum Corp.	4,700	355,790

Apache Corp.(1)	6,600	387,816

Ashland, Inc.	1,400	95,620

Burlington Resources, Inc.	7,900	400,372

ChevronTexaco Corp.(1)	42,900	2,307,162

ConocoPhillips, Inc.	14,100	1,520,544

Devon Energy Corp.	9,900	454,410

El Paso Corp.	12,600	130,284

EOG Resources, Inc.	4,700	234,483

Exxon Mobil Corp.	129,800	7,294,760

Kerr-McGee Corp.	2,323	171,577

Marathon Oil Corp.	7,300	353,977

Occidental Petroleum Corp.	8,100	592,191

Sunoco, Inc.	1,400	143,598

Unocal Corp.	5,400	307,746

Valero Energy Corp.	5,100	349,962

XTO Energy, Inc.	7,333	228,203

		15,495,625

Paper & Forest Products—0.46%

Georgia-Pacific Corp.	5,700	188,898

International Paper Co.	9,900	318,879

Louisiana-Pacific Corp.	2,500	62,950

MeadWestvaco Corp.	4,800	137,664

Weyerhaeuser Co.	4,900	314,335

		1,022,726

Personal Products—0.69%

Alberto-Culver Co., Class B	1,800	79,794

Avon Products, Inc.	9,600	381,504

Gillette Co.	20,400	1,075,896

		1,537,194

Pharmaceuticals —7.41%

Abbott Laboratories	31,700	1,529,208

Allergan, Inc.	2,600	201,006

Bristol-Myers Squibb Co.	39,100	991,576

Eli Lilly & Co.	23,100	1,346,730

Forest Laboratories, Inc.*	7,400	285,492

Hospira, Inc.*	3,400	129,472

Johnson & Johnson	60,300	4,046,130

King Pharmaceuticals, Inc.*	5,500	52,030

UBS S&P 500 Index Fund

Portfolio of Investments — May 31, 2005

Common Stocks

	Number of
Security Description	Shares	Value

Pharmaceuticals —(concluded)

Medco Health Solutions, Inc.*	5,400	$270,000

Merck & Co., Inc.	44,500	1,443,580

Mylan Laboratories, Inc.	5,900	97,350

Pfizer, Inc.	151,600	4,229,640

Schering-Plough Corp.	30,300	590,850

Watson Pharmaceuticals, Inc.*	2,500	75,150

Wyeth	27,100	1,175,327

		16,463,541

Real Estate —0.58%

Archstone-Smith Trust	4,000	147,280

Equity Office Properties Trust	8,500	276,165

Equity Residential Properties Trust	6,600	236,940

Plum Creek Timber Co., Inc.	4,200	147,210

ProLogis	3,700	151,108

Simon Property Group, Inc.	4,800	329,856

		1,288,559

Road & Rail—0.52%

Burlington Northern

Santa Fe, Inc.	7,900	390,418

CSX Corp.	4,200	174,636

Norfolk Southern Corp.	7,900	252,168

Union Pacific Corp.	5,200	348,192

		1,165,414

Semiconductor Equipment & Products—3.35%

Advanced Micro Devices, Inc.*(1)	8,300	136,120

Altera Corp.*	7,100	157,549

Analog Devices, Inc.	7,500	278,100

Applied Materials, Inc.*	33,300	546,453

Broadcom Corp., Class A*	6,200	220,038

Freescale Semiconductor, Inc., Class B*	8,486	171,417

Intel Corp.	126,600	3,409,338

KLA-Tencor Corp.*	4,200	190,722

Linear Technology Corp.	6,000	224,820

LSI Logic Corp.*	9,100	66,976

Maxim Integrated Products, Inc.	6,400	252,160

Micron Technology, Inc.*	13,300	146,034

National Semiconductor Corp.(1)	7,700	154,924

Novellus Systems, Inc.*	3,200	85,280

NVIDIA Corp.*	3,600	97,884

PMC-Sierra, Inc.*	4,200	36,834

QLogic Corp.*	2,100	67,242

Teradyne, Inc.*	4,400	57,244

Texas Instruments, Inc.	34,800	961,872

Xilinx, Inc.	6,700	185,925

		7,446,932

Software —3.94%

Adobe Systems, Inc.	9,600	317,376

Autodesk, Inc.	4,900	193,942

BMC Software, Inc.*	4,900	83,398

Citrix Systems, Inc.*	3,700	93,092

Computer Associates International, Inc.	10,700	291,789

Compuware Corp.*	8,700	59,595

Electronic Arts, Inc.*	6,100	320,494

Intuit, Inc.*	3,600	155,592

Mercury Interactive Corp.*	1,900	85,728

Microsoft Corp.	205,800	5,309,640

Novell, Inc.*	8,500	49,725

Oracle Corp.*	91,300	1,170,466

Siebel Systems, Inc.*	11,400	105,108

Symantec Corp.*	13,500	305,235

VERITAS Software Co.*	8,100	201,447

		8,742,627

Specialty Retail—2.32%

AutoNation, Inc.*	4,500	90,000

AutoZone, Inc.*	1,400	126,728

Bed, Bath & Beyond, Inc.*	5,900	239,835

Best Buy Co., Inc.	6,000	326,580

UBS S&P 500 Index Fund

Portfolio of Investments — May 31, 2005

Common Stocks (concluded)

	Number of
Security Description	Shares	Value

Specialty Retail—(concluded)

Circuit City Stores-Circuit City Group	4,400	$72,116

Gap, Inc.	15,500	325,500

Home Depot, Inc.	44,500	1,751,075

Limited Brands	8,600	176,902

Lowe’s Cos., Inc.	15,600	892,476

Office Depot, Inc.*	6,900	136,068

OfficeMax, Inc.	1,400	42,490

RadioShack Corp.	3,500	88,060

Sherwin-Williams Co.	2,600	115,570

Staples, Inc.	15,000	322,950

Tiffany & Co.	3,300	102,729

TJX Cos., Inc.	9,400	215,542

Toys “R” Us, Inc.*	4,800	125,760

		5,150,381

Textiles & Apparel—0.41%

Coach, Inc.*	7,400	214,896

Jones Apparel Group, Inc.	3,000	95,730

Liz Claiborne, Inc.	2,500	93,875

Nike, Inc., Class B	4,700	386,340

V.F. Corp.	2,100	118,503

		909,344

Tobacco—1.34%

Altria Group, Inc.	42,100	2,826,594

UST, Inc.	3,200	142,592

		2,969,186

Trading Companies & Distributors—0.13%

Genuine Parts Co.	3,700	158,952

W.W. Grainger, Inc.	2,200	119,658

		278,610

Wireless Telecommunication Services—0.31%

Nextel Communications, Inc., Class A*	22,800	688,104

Total Common Stocks (cost—$191,219,942)		221,813,938

UBS S&P 500 Index Fund

Portfolio of Investments — May 31, 2005

Principal
Amount		Maturity	Interest
(000)		Dates	Rates	Value

Short-Term U.S. Government Obligation—0.07%

$150	U.S. Treasury Bills‡ (cost—$149,430)	07/21/05	2.670%@	$149,430

Repurchase Agreement—0.47%

1,042	Repurchase Agreement dated 05/31/05 with State Street Bank & Trust Co., collateralized by $201,666 U.S. Treasury Bonds, 7.250% to 8.000% due 05/15/16 to 11/15/21 and $792,199 U.S. Treasury Notes, 2.750% to 5.875% due 11/15/05 to 06/30/06; (value—$1,062,860); proceeds: $1,042,078 (cost—$1,042,000)	06/01/05	2.680	1,042,000

Number of
Shares
(000)

Investments of Cash Collateral from Securities Loaned—2.54%

Money Market Funds†—2.54%

1	AIM Liquid Assets Money Market Portfolio		2.952	576

2	AIM Prime Money Market Portfolio		2.945	2,020

4,039	Barclays Prime Money Market Fund		2.941	4,039,410

2	Dreyfus Institutional Cash Advantage Fund		2.890	2,226

1,590	UBS Private Money Market Fund LLC**		2.960	1,590,001

Total Money Market Funds (cost—$5,634,233)				5,634,233

Total Investments (cost—$198,045,605)—102.92%				228,639,601

Liabilities in excess of other assets—(2.92)%				(6,483,464)

Net Assets—100.00%				$222,156,137

*	Non-income producing security.
(1)	Security, or portion thereof, was on loan at May 31, 2005.
(2)	Includes 800 Contingent Value Obligations, which are considered illiquid and are fair valued at zero by a valuation committee under the direction of the board of directors.
†	Interest rates shown reflect yield at May 31, 2005.
‡	Entire amount pledged as collateral for futures transactions.
@	Interest rate shown is the discount rate at date of purchase.

UBS S&P 500 Index Fund

Portfolio of Investments — May 31, 2005

**	The table below details the Fund’s transactions in affiliated issuers for the year ended May 31, 2005.

Income
Earned from
		Purchases	Sales		Affiliate for
		During the	During the		the Year
Security	Value at	Year Ended	Year Ended	Value at	Ended
Description	05/31/04	05/31/05	05/31/05	05/31/05	05/31/05

UBS Private Money Market Fund LLC	$1,513,300	$108,318,215	$108,241,514	$1,590,001	$898

Futures Contracts

Number of			In	Expiration	Unrealized
Contracts	Contracts to Deliver		Exchange For	Date	Appreciation

4	S&P 500 Index Futures		$1,168,128	June 2005	$24,174

See accompanying notes to financial statements

UBS S&P 500 Index Fund

Statement of Assets and Liabilities — May 31, 2005

Assets

Investments in unaffiliated securities, at value (cost–$196,455,604) *	$227,049,600

Investment in affiliated security, at value (cost–$1,590,001)	1,590,001

Cash	755

Receivable for shares of beneficial interest sold	172,203

Receivable for dividends and interest	388,294

Other assets	31,703

Total assets	229,232,556

Liabilities

Payable for cash collateral from securities loaned	5,634,233

Payable for shares of beneficial interest repurchased	1,207,509

Payable to affiliates	73,635

Payable for variation margin	7,900

Accrued expenses and other liabilities	153,142

Total liabilities	7,076,419

Net Assets

Beneficial interest–$0.001 par value (unlimited amount authorized)	232,037,639

Accumulated undistributed net investment income	1,042,381

Accumulated net realized loss from investment activities and futures	(41,542,053)

Net unrealized appreciation of investments and futures	30,618,170

Net assets	$222,156,137

* Includes $5,414,657 of investments in securities on loan, at value.

See accompanying notes to financial statements

UBS S&P 500 Index Fund

Statement of Assets and Liabilities — May 31, 2005

Class A:

Net assets	$143,288,309

Shares outstanding	10,338,089

Net asset value per share	$13.86

Maximum offering price per share (net asset value plus sales charge of 2.50%)	$14.22

Class B:

Net assets	$12,924,204

Shares outstanding	943,694

Net asset value and offering price per share	$13.70

Class C:

Net assets	$36,022,563

Shares outstanding	2,629,185

Net asset value and offering price per share	$13.70

Class C-2:

Net assets	$5,816,029

Shares outstanding	424,502

Net asset value and offering price per share	$13.70

Class Y:

Net assets	$24,105,032

Shares outstanding	1,730,336

Net asset value, offering price and redemption value per share	$13.93

See accompanying notes to financial statements

UBS S&P 500 Index Fund

Statement of Operations

For the Year
Ended
May 31, 2005

Investment income:

Dividends	$4,812,084

Interest	3,051

Securities lending income (includes $898 earned from an affiliated entity)	2,025

4,817,160

Expenses:

Investment advisory and administration fees	463,140

Service fees-Class A	354,779

Service and distribution fees–Class B	110,121

Service and distribution fees–Class C	388,643

Service and distribution fees–ClassC-2	40,871

Transfer agency and related services fees-Class A	207,168

Transfer agency and related services fees-Class B	18,666

Transfer agency and related services fees-Class C	35,606

Transfer agency and related services fees-Class C-2	9,271

Transfer agency and related services fees-Class Y	6,014

Custody and accounting	136,841

Professional fees	90,263

Reports and notices to shareholders	74,944

State registration fees	73,418

Trustees’ fees	15,099

Other expenses	52,684

2,077,528

Less: Fee waivers and expense reimbursements by advisor	(161,079)

Net expenses	1,916,449

Net investment income	2,900,711

Net realized and unrealized gains from investment activities:

Net realized gains from:

Investments	1,345,927

Futures	12,798

Net change in unrealized appreciation/depreciation of:

Investments	12,267,339

Futures	24,174

Net realized and unrealized gains from investment activities	13,650,238

Net increase in net assets resulting from operations	$16,550,949

See accompanying notes to financial statements

UBS S&P 500 Index Fund

Statement of Changes in Net Assets

	For the Years Ended
	May 31,

	2005	2004

From operations:

Net investment income	$2,900,711	$1,545,071

Net realized gain (loss) from investment activities and futures	1,358,725	(5,391,804)

Net change in unrealized appreciation/depreciation of investments and futures	12,291,513	29,619,046

Net increase in net assets resulting from operations	16,550,949	25,772,313

Dividends to shareholders from:

Net investment income–Class A	(1,856,058)	(936,038)

Net investment income–Class B	(146,148)	(30,849)

Net investment income–Class C	(186,799)	(41,566)

Net investment income–Class C-2	(52,637)	(23,032)

Net investment income–Class Y	(375,536)	(236,051)

	(2,617,178)	(1,267,536)

From beneficial interest transactions:

Net proceeds from the sale of shares	51,919,451	120,213,243

Cost of shares repurchased	(75,187,617)	(71,593,451)

Proceeds from dividends reinvested	2,555,310	1,229,030

Shares issued in connection with fund merger	–	31,342,747

Net increase (decrease) in net assets from beneficial interest transactions	(20,712,856)	81,191,569

Net increase (decrease) in net assets	(6,779,085)	105,696,346

Net assets:

Beginning of year	228,935,222	123,238,876

End of year	$222,156,137	$228,935,222

Accumulated undistributed net investment income	$1,042,381	$775,689

See accompanying notes to financial statements

UBS S&P 500 Index Fund

Notes to Financial Statements

Organization and Significant Accounting Policies

UBS S&P 500 Index Fund (the “Fund”) is a series of UBS Index Trust (the “Trust”) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company organized as a Delaware statutory trust on May 27, 1997.

Currently, the Fund offers Class A, Class B, Class C, Class C-2 and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that Class A, Class B, Class C, and Class C-2 shares each have exclusive voting rights with respect to their service and/or distribution plans. Class Y shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of Investments—The Fund calculates net asset values based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc.

UBS S&P 500 Index Fund

Notes to Financial Statements

(“UBS Global AM”), the investment advisor, administrator and principal underwriter of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Repurchase Agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Investment Transactions, Investment Income and Expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date (“ex-date”). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/unlosses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current

UBS S&P 500 Index Fund

Notes to Financial Statements

capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Futures Contracts—Upon entering into a financial futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through which the transaction was effected, an amount of cash and/or U.S. securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a segregated account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortions.

Dividends and Distributions—Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Reorganization Involving UBS Enhanced S&P 500 Fund

Effective as of the close of business on November 7, 2003 (the “Reorganization Date”), the Fund acquired all of the assets and assumed all of the stated liabilities of UBS Enhanced S&P 500 Fund (“Enhanced S&P”). The acquisition was accomplished by a tax-free exchange of 751,114, 780,929, 587,547 and 447,241 Class A, B, C-2 and Y shares, respectively, of the Fund for 1,296,260, 1,334,784, 1,004,817 and 779,096 Class A, B, C and Y shares, respectively, of Enhanced S&P outstanding on the Reorganization Date. The Enhanced S&P’s net assets on that

UBS S&P 500 Index Fund

Notes to Financial Statements

date, valued at $31,342,747, including net unrealized appreciation of investments of $4,107,074 were combined with those of the Fund. Capital loss carryforwards of $18,843,653 were acquired from the acquisition of Enhanced S&P and the use of these losses may be subject to annual limitations imposed by the Internal Revenue Code. All shares were exchanged at net asset value. The Fund’s Statement of Operations, Statement of Changes in Net Assets and Financial Highlights do not include the operations of Enhanced S&P prior to the Reorganization Date.

Investment Advisor and Administrator

The Board has approved an Investment Advisory and Administration Contract (“Advisory Contract”), under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. At May 31, 2005, the Fund owed UBS Global AM $37,720 for investment advisory and administration fees.

UBS Global AM has contractually undertaken to waive a portion of the Fund’s investment advisory and administration fees and reimburse a portion of the Fund’s other expenses, when necessary, to maintain the total annual operating expenses of Class A, Class B, Class C, Class C-2 and Class Y at a level not to exceed 0.70%, 1.10%, 1.45%, 1.10% and 0.45%, respectively. The Fund will reimburse UBS Global AM for any such payments during a three-year period to the extent that operating expenses are otherwise below the expense caps. At May 31, 2005, UBS Global AM owed the Fund $35,567 for fee waivers and other expense reimbursements under the above agreement. For the year ended May 31, 2005, the Fund waived investment advisory and administration fees or reimbursed other expenses of $161,079 and recouped $7,004, which is included in the investment advisory and administration fees on the Statement of Operations.

At May 31, 2005, the Fund had remaining fee waivers and other expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Fee Waivers/
Other Expense Reimbursements	Expires	Expires	Expires
Subject to Repayment	May 31, 2006	May 31, 2007	May 31, 2008

Class A	$102,785	$159,802	$131,391

Class B	—	6,827	9,281

Class C	67,891	29,556	14,544

Class C-2	—	4,187	5,863

Class Y	10,995	721	—

UBS S&P 500 Index Fund

Notes to Financial Statements

Additional Information Regarding Compensation to Affiliate of a Board Member

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. UBS Global AM executes Fund portfolio transactions through Morgan Stanley based on the firm’s ability to provide best execution of the transactions. During the year ended May 31, 2005, the Fund paid brokerage commissions to Morgan Stanley in the amount of $23,391. During the year ended May 31, 2005, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $99,133. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Distribution Plans

UBS Global AM is the principal underwriter of the Fund’s shares. There is no distribution plan with respect to the Fund’s Class Y shares. Under separate plans of service and/or distribution pertaining to Class A, Class B, Class C and Class C-2 shares, the Fund pays UBS Global AM monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B, Class C and Class C-2 shares and monthly distribution fees at the annual rate of 0.40% of the average daily net assets of Class B and Class C-2, and 0.75% of the average daily net assets of Class C shares. At May 31, 2005, the Fund owed UBS Global AM $71,059 in service and distribution fees.

UBS Global AM also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charge paid by shareholders upon certain redemptions of Class A, Class B, Class C and Class C-2 shares. UBS Global AM has informed the Fund that for the year ended May 31, 2005 it earned $46,017, $23,319, $8,466 and $40 in sales and deferred sales charges on Class A, Class B, Class C and Class C-2 shares, respectively.

Transfer Agency and Related Services Fees

UBS Financial Services Inc. provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC Inc. (“PFPC”), the Fund’s transfer agent, and was compensated for these services by PFPC, not the Fund.

For the year ended May 31, 2005, UBS Financial Services Inc. received from PFPC, not the Fund, $58,012 of the total transfer agency and related services fees paid by the Fund to PFPC.

UBS S&P 500 Index Fund

Notes to Financial Statements

Securities Lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, U.S. government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, and other affiliated broker-dealers have been approved as borrowers under the Fund’s securities lending program. UBS Securities LLC is the Fund’s lending agent. For the year ended May 31, 2005, UBS Securities LLC earned $675 in compensation as the Fund’s lending agent. At May 31, 2005, the Fund owed UBS Securities LLC $423 in compensation as the Fund’s lending agent.

Bank Line of Credit

The Fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company (“Committed Credit Facility”), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest is charged to the Fund at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. During the year ended May 31, 2005, the Fund had an average daily amount of borrowing of $1,504,367 for 26 days with a related weighted average annualized interest rate of 2.68%, which resulted in $2,912 of interest expense. The Fund did not have any loans outstanding at May 31, 2005.

Purchases and Sales of Securities

For the year ended May 31, 2005, aggregate purchases and sales of portfolio securities excluding short-term securities and U.S. Government securities, were $16,021,737 and $36,212,907, respectively.

For the year ended May 31, 2005, aggregate purchases and sales of U.S. Government securities, excluding short-term securities were $49,824 and $240,830, respectively.

UBS S&P 500 Index Fund

Notes to Financial Statements

Federal Tax Status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended May 31, 2005 and May 31, 2004 were as follows:

Distributions paid from:	2005	2004

Ordinary income	$2,617,178	$1,267,536

At May 31, 2005, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$1,036,653

Accumulated realized capital and other losses	(19,173,390)

Unrealized appreciation of investments and futures	8,255,235

Total accumulated deficit	$(9,881,502)

For federal income tax purposes, the tax cost of investments and the components of net unrealized appreciation of investments at May 31, 2005 were as follows:

Tax cost of investments	$220,384,366

Gross unrealized appreciation	17,744,139

Gross unrealized depreciation	(9,488,904)

Net unrealized appreciation	$8,255,235

The differences between book-basis and tax-basis unrealized appreciation of investments and futures is attributable primarily to the tax deferral of losses on wash sales and return of capital adjustments from real estate investment trusts.

At May 31, 2005, the Fund had a net capital loss carryforward of $19,173,390. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire as follows: $9,993,028 in 2010 and $9,180,362 in 2011. The capital loss carryforward includes $16,519,533 of capital losses from the acquisition of UBS Enhanced S&P 500 Fund on November 7, 2003. These losses may be subject to annual limitations pursuant to section 382(b)(1) of the Internal Revenue Code. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. In addition, the Fund utilized $3,059,030 of the capital loss carryforward to offset current year realized gains.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended May 31, 2005, undistributed net investment income was decreased by $16,841 and accumulated net realized loss from investment activities and futures

UBS S&P 500 Index Fund

Notes to Financial Statements

was decreased by $16,841. These differences are primarily due to return of capital adjustments from real estate investment trusts.

Shares of Beneficial Interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Class A		Class B

For the Year Ended
May 31, 2005:	Shares	Amount	Shares	Amount

Shares sold	3,103,371	$41,676,324	56,705	$749,468

Shares repurchased	(3,822,545)	(51,508,140)	(408,031)	(5,487,684)

Shares converted from Class B to Class A	155,137	2,091,271	(156,899)	(2,091,271)

Dividends reinvested	130,678	1,829,490	9,266	128,338

Net decrease	(433,359)	$(5,911,055)	(498,959)	$(6,701,149)

	Class C		Class C-2

For the Year Ended
May 31, 2005:	Shares	Amount	Shares	Amount

Shares sold	159,931	$2,122,508	754	$9,971

Shares repurchased	(739,802)	(9,860,169)	(112,271)	(1,489,810)

Dividends reinvested	12,764	177,170	3,599	49,881

Net decrease	(567,107)	$(7,560,491)	(107,918)	$(1,429,958)

	Class Y

For the Year Ended
May 31, 2005:	Shares	Amount

Shares sold	545,025	$7,361,180

Shares repurchased	(502,926)	(6,841,814)

Dividends reinvested	26,365	370,431

Net increase	68,464	$889,797

	Class A		Class B*

For the Year Ended
May 31, 2004:	Shares	Amount	Shares	Amount

Shares sold	5,912,434	$73,956,040	896,408	$11,678,449

Shares repurchased	(3,105,834)	(38,743,461)	(215,493)	(2,749,342)

Shares converted from Class B to Class A	21,320	276,950	(21,553)	(276,950)

Dividends reinvested	72,601	903,885	2,362	29,131

Shares issued in conjunction with fund merger	751,114	9,233,053	780,929	9,461,405

Net increase	3,651,635	$45,626,467	1,442,653	$18,142,693

* Issuance of shares was November 7, 2003.

UBS S&P 500 Index Fund

Notes to Financial Statements

	Class C		Class C-2*

For the Year Ended
May 31, 2004:	Shares	Amount	Shares	Amount

Shares sold	1,032,769	$12,944,972	6,011	$76,418

Shares repurchased	(667,407)	(8,317,185)	(62,899)	(801,861)

Dividends reinvested	3,243	40,052	1,761	21,700

Shares issued in conjunction with fund merger	—	—	587,547	7,118,442

Net increase	368,605	$4,667,839	532,420	$6,414,699

	Class Y

For the Year Ended
May 31, 2004:	Shares	Amount

Shares sold	1,714,226	$21,557,364

Shares repurchased	(1,615,009)	(20,981,602)

Dividends reinvested	18,741	234,262

Shares issued in conjunction with fund merger	447,241	5,529,847

Net increase	565,199	$6,339,871

* Issuance of shares was November 7, 2003.

(This page has been left blank intentionally)

UBS S&P 500 Index Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A

	For the Years Ended May 31,

	2005	2004	2003	2002	2001

Net asset value, beginning of period	$13.04	$11.19	$12.37	$14.90	$17.74

Net investment income (loss)	0.19 *	0.13 *	0.12 *	0.10 *	0.10 *

Net realized and unrealized gains (losses) from investment activities	0.81	1.82	(1.20)	(2.22)	(2.02)

Net increase (decrease) from operations	1.00	1.95	(1.08)	(2.12)	(1.92)

Dividends from net investment income	(0.18)	(0.10)	(0.10)	(0.08)	(0.08)

Distributions from net realized gains from investment activities	—	—	—	(0.33)	(0.84)

Total dividends and distributions to shareholders	(0.18)	(0.10)	(0.10)	(0.41)	(0.92)

Net asset value, end of period	$13.86	$13.04	$11.19	$12.37	$14.90

Total investment return[1]	7.62%	17.48%	(8.70)%	(14.37)%	(11.12)%

Ratios/Supplemental data:

Net assets, end of period (000’s)	$143,288	$140,491	$79,638	$59,485	$34,036

Expenses to average net assets, net of fee waivers and expense reimbursements by advisor	0.70%	0.70%	0.67%	0.60%	0.60%

Expenses to average net assets, before fee waivers and expense reimbursements by advisor	0.79%	0.84%	0.84%	0.82%	0.75%

Net investment income (loss) to average net assets, net of fee waivers and expense reimbursements by advisor	1.41%	1.02%	1.14%	0.78%	0.56%

Net investment income (loss) to average net assets, before fee waivers and expense reimbursements by advisor	1.32%	0.88%	0.97%	0.56%	0.41%

Portfolio turnover	7%	16%	10%	12%	32%

*	Calculated using the average month-end shares outstanding for the period.
**	Annualized.
#	Amount represents less than $0.005 per share.
‡	Amount represents less than ($0.005) per share.
†	Commencement of issuance of shares.
1	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

UBS S&P 500 Index Fund

Class B			Class C

	For the Period
For the	November 7, 2003†		For the Years Ended May 31,
Year Ended	through
May 31, 2005	May 31, 2004		2005	2004	2003	2002	2001

$12.89	$12.12		$12.89	$11.06	$12.21	$14.74	$17.61

0.13 *	0.04	*	0.09 *	0.03 *	0.04 *	0.00 *#	(0.03)*

0.80	0.77		0.79	1.81	(1.19)	(2.20)	(2.00)

0.93	0.81		0.88	1.84	(1.15)	(2.20)	(2.03)

(0.12)	(0.04)		(0.07)	(0.01)	(0.00)‡	—	—

—	—		—	—	—	(0.33)	(0.84)

(0.12)	(0.04)		(0.07)	(0.01)	(0.00)‡	(0.33)	(0.84)

$13.70	$12.89		$13.70	$12.89	$11.06	$12.21	$14.74

7.18%	6.70%		6.79%	16.68%	(9.39)%	(15.04)%	(11.81)%

$12,924	$18,595		$36,023	$41,204	$31,277	$39,381	$42,544

1.10%	1.10	%**	1.45%	1.45%	1.42%	1.35%	1.35%

1.15%	1.18	%**	1.49%	1.53%	1.63%	1.60%	1.54%

1.01%	0.59	%**	0.66%	0.27%	0.39%	0.02%	(0.17)%

0.96%	0.51	%**	0.62%	0.19%	0.18%	(0.23)%	(0.36)%

7%	16%		7%	16%	10%	12%	32%

UBS S&P 500 Index Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C-2

		For the Period
	For the	November 7, 2003†
	Year Ended	through
	May 31, 2005	May 31, 2004

Net asset value, beginning of period	$12.89	$12.12

Net investment income	0.13 *	0.04	*

Net realized and unrealized gains (losses) from investment activities	0.79	0.77

Net increase (decrease) from operations	0.92	0.81

Dividends from net investment income	(0.11)	(0.04)

Distributions from net realized gains from investment activities	—	—

Total dividends and distributions to shareholders	(0.11)	(0.04)

Net asset value, end of period	$13.70	$12.89

Total investment return[1]	7.15%	6.70%

Ratios/Supplemental data:

Net assets, end of period (000’s)	$5,816	$6,862

Expenses to average net assets, net of fee waivers and expense reimbursements by and recoupments to advisor	1.10%	1.10	%**

Expenses to average net assets, before fee waivers and expense reimbursements by advisor	1.19%	1.21	%**

Net investment income to average net assets, net of fee waivers and expense reimbursements by and recoupments to advisor	1.01%	0.60	%**

Net investment income to average net assets, before fee waivers and expense reimbursements by advisor	0.92%	0.49	%**

Portfolio turnover	7%	16%

*	Calculated using the average month-end shares outstanding for the period.
**	Annualized.
@	The advisor was reimbursed for expenses previously waived by the advisor on behalf of the Fund, not to exceed the expense cap.
†	Commencement of issuance of shares.
1	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

UBS S&P 500 Index Fund

Class Y

For the Years Ended May 31,

2005	2004	2003	2002	2001

$13.11	$11.24	$12.41	$14.94	$17.76

0.23 *	0.15 *	0.14 *	0.14 *	0.13 *

0.80	1.84	(1.19)	(2.24)	(2.01)

1.03	1.99	(1.05)	(2.10)	(1.88)

(0.21)	(0.12)	(0.12)	(0.10)	(0.10)

—	—	—	(0.33)	(0.84)

(0.21)	(0.12)	(0.12)	(0.43)	(0.94)

$13.93	$13.11	$11.24	$12.41	$14.94

7.83%	17.79%	(8.42)%	(14.23)%	(10.86)%

$24,105	$21,783	$12,324	$5,517	$8,162

0.45%@	0.45%	0.42%	0.35%	0.35%

0.45%	0.45%	0.58%	0.64%	0.56%

1.67%@	1.24%	1.39%	1.01%	0.78%

1.67%	1.24%	1.23%	0.72%	0.57%

7%	16%	10%	12%	32%

UBS S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
UBS S&P 500 Index Fund

We have audited the accompanying statement of assets and liabilities of UBS S&P 500 Index Fund (the “Fund”), (the sole fund comprising UBS Index Trust)including the portfolio of investments as of May 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS S&P 500 Index Fund at May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 12, 2005

UBS S&P 500 Index Fund

Tax Information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (May 31, 2005) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions paid during the fiscal year are taxable and are derived from the following sources:

Per Share Data:	Class A	Class B	Class C	Class C-2	Class Y

Net investment income*	$(0.1753)	$(0.1163)	$(0.0655)	$(0.1127)	$(0.2081)

Percentage of ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders	100%	100%	100%	100%	100%

* Taxable as ordinary income

For the fiscal year ended May 31, 2005, certain dividends paid by UBS S&P 500 Index Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,617,178 represents the maximum amount that may be considered qualified dividend income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2005. Such notification, which will reflect the amount to be used by calender year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2006. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

UBS S&P 500 Index Fund

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the 12-month period ended June 30, 2004, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site:www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Quarterly Form N-Q Portfolio Schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

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UBS S&P 500 Index Fund

Supplemental Information (unaudited)

Board of Trustees & Officers

The Fund is governed by a Board of Trustees which oversees the Fund’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee and officer of the Fund, the trustee’s or officer’s principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund’s Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees

Name, Address, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years

Margo N. Alexander †; 58 c/o UBS Global Asset Management 51 West 52nd Street New York, NY 10019	Trustee	Since 1997	Mrs. Alexander is retired. She was an executive vice president of UBS Financial Services Inc. (from March 1984 to December 2002). She was chief executive officer (from January 1995 to October 2000), a director (from January 1995 to September 2001) and chairman (from March 1999 to September 2001) of UBS Global AM (formerly known as Mitchell Hutchins Asset Management Inc.).

Meyer Feldberg ††; 63 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Trustee	Since 1997	Professor Feldberg is a senior advisor to Morgan Stanley (financial services) (since March 2005). He is also Dean Emeritus and Sanford Bernstein Professor of Leadership and Ethics at Columbia Business School, although on a two year leave of absence. Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

UBS S&P 500 Index Fund

Supplemental Information (unaudited)

Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Mrs. Alexander is a director or trustee of 16 investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Professor Feldberg is a director or trustee of 30 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Federated Department Stores, Inc. (operator of department stores), Revlon, Inc. (cosmetics) and SAPPI, Ltd. (producer of paper).

UBS S&P 500 Index Fund

Supplemental Information (unaudited)

Independent Trustees

Name, Address, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years

Richard Q. Armstrong; 70 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Trustee and Chairman of the Board of Trustees	Since 1997 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

David J. Beaubien; 70 84 Doane Road Ware, MA 01082	Trustee	Since 2001	Mr. Beaubien is retired (since 2003). He was chairman of Yankee Environmental Systems, Inc., a manufacturer of meteorological measuring systems (since 1991).

Richard R. Burt; 58 1275 Pennsylvania Ave., N.W. Washington, D.C. 20004	Trustee	Since 1997	Mr. Burt is chairman of Diligence LLC (international information and security firm) and IEP Advisors (international investments and consulting firm).

Carl W. Schafer; 69 66 Witherspoon Street #1100 Princeton, NJ 08542	Trustee	Since 1997	Mr. Schafer is president of the Atlantic Foundation (charitable foundation) (since 1990).

William D. White; 71 P.O. Box 199 Upper Black Eddy, PA 18972	Trustee	Since 2001	Mr. White is retired (since 1994).

UBS S&P 500 Index Fund

Supplemental Information (unaudited)

Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Mr. Armstrong is a director or trustee of 16 investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Beaubien is a director or trustee of 16 investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Beaubien is also a director of IEC Electronics, Inc., a manufacturer of electronic assemblies.

Mr. Burt is a director or trustee of 16 investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of Hollinger International, Inc. (publishing), HCL Technologies, Ltd. (software and information technologies), The Central European Fund, Inc., The Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and chairman of Weirton Steel Corp. (makes and finishes steel products). He is also a director or trustee of funds in the Scudder Mutual Funds Family (consisting of 52 portfolios).

Mr. Schafer is a director or trustee of 16 investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Schafer is also a director of Labor Ready, Inc. (temporary employment), Guardian Life Insurance Company Mutual Funds (consisting of 25 portfolios), the Harding, Loevner Funds (consisting of three portfolios), E.I.I. Realty Securities Trust (consisting of two portfolios) and Frontier Oil Corporation.

Mr. White is a director or trustee of 16 investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

UBS S&P 500 Index Fund

Supplemental Information (unaudited)

Officers

Name, Address, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years; Number of Portfolios in Fund Complex for which person serves as Officer

Joseph Allessie*; 39	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is a director and associate general counsel at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”) (since 2005). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Such entities are affiliates of UBS Global AM—Americas region. Prior to joining GAM, Mr. Allessie was Regulatory Officer to the State of New Jersey, Department of Law and Public Safety, Bureau of Securities (from 1993 to 1999). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 75 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

W. Douglas Beck*; 38	President	Since 2005	Mr. Beck is an executive director and head of product development and management for UBS Global AM—Americas region (since 2002). From March 1998 to November 2002, he held various positions at Merrill Lynch, the most recent being first vice president and co-manager of the managed solutions group. Mr. Beck is president of 20 investment companies (consisting of 75 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager, and was vice president of such investment companies from 2003 to 2005.

UBS S&P 500 Index Fund

Supplemental Information (unaudited)

Officers (continued)

Name, Address, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years; Number of Portfolios in Fund Complex for which person serves as Officer

James Capezzuto*; 41	Vice President and Assistant Secretary	Since 2004	Mr. Capezzuto is a director and associate general counsel at UBS Global AM—Americas region (since 2004). Prior to joining UBS Global AM—Americas region, he was senior vice president, senior compliance manager at Bank of America (from 2003 to 2004). Prior to that he was general counsel at Steinberg Priest & Sloane and prior to that he was director and senior counsel at Deutsche Asset Management (from 1996 to 2002). Mr. Capezzuto is a vice president and assistant secretary of 20 investment companies (consisting of 75 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 39	Vice President and Treasurer	Since 2000 (Vice President); Since 2004 (Treasurer)	Mr. Disbrow is a director, head of retail mutual fund operations and co-head of the mutual fund finance department of UBS Global AM—Americas region. Prior to November 1999, he was a vice president of Zweig/Glaser Advisers. Mr. Disbrow is a vice president and treasurer of 16 investment companies (consisting of 33 portfolios) and vice president and assistant treasurer of four investment companies (consisting of 42 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS S&P 500 Index Fund

Supplemental Information (unaudited)

Officers (continued)

Name, Address, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years; Number of Portfolios in Fund Complex for which person serves as Officer

Mark F. Kemper**; 47	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM—Americas region (since July 2004). Mr. Kemper also is an executive director of UBS Global AM—Americas region. He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 75 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 37	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the mutual fund finance department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 16 investment companies (consisting of 33 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS S&P 500 Index Fund

Supplemental Information (unaudited)

Officers (continued)

Name, Address, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years; Number of Portfolios in Fund Complex for which person serves as Officer

Joseph T. Malone*; 37	Vice President and Assistant Treasurer	Since 2004	Mr. Malone is a director and co-head of the mutual fund finance department of UBS Global AM—Americas region. From August 2000 through June 2001, he was the controller at AEA Investors Inc. From March 1998 to August 2000, Mr. Malone was a manager within the investment management services practice of PricewaterhouseCoopers LLC. Mr. Malone is vice president and assistant treasurer of 16 investment companies (consisting of 33 portfolios) and vice president, treasurer and principal accounting officer of four investment companies (consisting of 42 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 43	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is an executive director and chief compliance officer at UBS Global AM—Americas region (since 2003). Prior to joining UBS Global AM—Americas region, he was Assistant General Counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 75 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS S&P 500 Index Fund

Supplemental Information (unaudited)

Officers (concluded)

Name, Address, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years; Number of Portfolios in Fund Complex for which person serves as Officer

Eric Sanders*; 39	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since July 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 16 investment companies (consisting of 33 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 43	Vice President and Assistant Secretary	Since 1997	Mr. Weller is an executive director and associate general counsel of UBS Global AM—Americas region. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 75 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
#	Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Trust are appointed by the trustees and serve at the pleasure of the board.
†	Mrs. Alexander is deemed an “interested person” of the Fund as defined in the Investment Company Act because an immediate family member is an employee of an affiliate of UBS Global AM.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

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Trustees

Richard Q. Armstrong	Meyer Feldberg
Chairman
Carl W. Schafer
Margo N. Alexander
William D. White
David J. Beaubien

Richard R. Burt

Principal Officers

W. Douglas Beck	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor,
Administrator and Principal Underwriter

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

(c) 2005 UBS Global Asset Management (US) Inc.
     All rights reserved.

Presorted Standard US Postage PAID Smithtown, NY Permit No. 700

          UBS Global Asset Management (US) Inc.
          51 West 52nd Street
          New York, NY 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Richard Q. Armstrong. Mr. Armstrong is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)   Audit Fees:
For the fiscal years ended May 31, 2005 and May 31, 2004, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $32,300 and $36,200, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)   Audit-Related Fees:
In each of the fiscal years ended May 31, 2005 and May 31, 2004, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,500 and $3,617, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2004 and 2003 semiannual financial statements and (2) review of the consolidated 2003 and 2002 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. (“UBS Global AM”) and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)   Tax Fees:

In each of the fiscal years ended May 31, 2005 and May 31, 2004, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $11,300 and $14,700, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)   All Other Fees:
In each of the fiscal years ended May 31, 2005 and May 31, 2004, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)    (1)  Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

     The [audit ]Committee shall:

     . . .

   2.   Pre-approve (a) all audit and permissible non-audit services1 to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).
          ________________

   1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

     Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)   (2)  Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

     There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2005 and May 31, 2004 on behalf of the registrant.

     There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2005 and May 31, 2004 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

     Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2005 and May 31, 2004 on behalf of the registrant.

     There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2005 and May 31, 2004 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

     All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2005 and May 31, 2004 on behalf of the registrant.

     There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2005 and May 31, 2004 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)   According to E&Y, for the fiscal year ended May 31, 2005, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)  For the fiscal years ended May 31, 2005 and May 31, 2004, the aggregate fees billed by E&Y of $2,868,933 and $3,396,307, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2005	2004
Covered Services	$14,800	$18,317
Non-Covered Services	2,854,133	3,377,990

(h)   The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)   The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)   (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed August 9, 2004 (Accession Number: 0001047469-04-025838)(SEC File No. 811-08229).

(a)   (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)   (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)   Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Index Trust

By:       /s/ W. Douglas Beck
             W. Douglas Beck
             President

Date:    August 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:        /s/ W. Douglas Beck
             W. Douglas Beck
             President

Date:    August 8, 2005

By:       /s/ Thomas Disbrow
             Thomas Disbrow
             Vice President and Treasurer

Date:    August 8, 2005